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                                                                     Exhibit 1.2


                           INTERNATIONAL PAPER COMPANY

                             UNDERWRITING AGREEMENT

                      STANDARD PROVISIONS (PREFERRED STOCK)


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          From time to time, International Paper Company, a New York corporation
(the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities (the "Offered Securities") to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.


                                      I.

          The Company proposes to issue from time to time shares of its serial preferred stock, $1.00 par value (the "Preferred Stock Shares") or Depositary Shares (as defined below). If the Prospectus (as defined below) so provides, the Preferred Stock Shares shall be deposited by the Company against delivery of receipts (the "Depositary Receipts") to be issued by the bank or trust company named in the Prospectus as the depositary (such bank or trust company being referred to herein as the "Depositary") under a Deposit Agreement, to be dated as of the date specified in the Prospectus (the "Deposit Agreement"), among the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder. Such Depositary Receipts will evidence Depositary Shares (the "Depositary Shares") and each Depositary Share will represent the fractional interest in a Preferred Stock Share specified in the Prospectus. The Preferred Stock Shares or the Depositary Shares, as the case may be, are herein referred to as the "Securities."

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Securities and has filed with, or mailed for filing to, the Commission a prospectus supplement or supplements specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The term "Registration Statement" means the

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registration statement as amended to the date of the Underwriting Agreement.
The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement (other than a preliminary prospectus supplement) specifically relating to the Offered Securities as filed with, or mailed for filing to, the Commission pursuant to Rule 424. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Offered Securities together with the Basic Prospectus. As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include, in each case, the material, if any, incorporated by reference therein.

          The Offered Securities shall include the Firm Securities (the "Firm Securities") which the Underwriters have agreed to purchase on the Closing Date together with any Optional Securities (as hereinafter defined) which the Underwriters may elect to purchase pursuant to Article IV hereof. The term "Underwriters' Securities" means the Offered Securities to be purchased by the Underwriters herein (after giving effect to the deduction, if any, for Contract Securities (as hereinafter defined). The term "Contract Securities" means the Offered Securities, if any, to be purchased pursuant to the Delayed Delivery Contracts (as hereinafter defined)).


                                      II.

          If the Prospectus provides for sales of Offered Securities pursuant to delayed delivery contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to delayed delivery contracts substantially in the form of Schedule I attached hereto ("Delayed Delivery Contracts") but with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. On the Closing Date (as hereinafter defined), the Company will pay the party which signs the Underwriting Agreement as manager (the "Manager") as compensation, for the accounts

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of the Underwriters, the fee set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility with respect to the validity or their performance of Delayed Delivery Contracts.

          If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the Contract Securities shall be deducted from the Offered Securities to be purchased by the several Underwriters and the aggregate principal amount of Offered Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the number of Offered Securities set forth opposite each Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be otherwise and so advises the Company.


                                      III.


          The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.


                                       IV.


          The Company may specify in the Underwriting Agreement applicable to any Firm Securities that the Company grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Securities (the "Optional Securities") set forth in the Underwriting Agreement. Upon written notice from the Manager given to the Company not more than 30 days subsequent to the date of the initial offering of the Securities, the Underwriters may purchase all or less than all of the Optional Securities, which shall be at the purchase price per Security to be paid for the Firm Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same

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proportion as the number of shares of Firm Securities set forth opposite such
Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by the Manager to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be surrendered and terminated at any time upon notice by the Manager to the Company.

                                       V.

          Payment for the Underwriters' Securities shall be made by wire transfer or by certified or official bank check or checks payable to the order of the Company in New York Clearing House or similar next day funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery. For the purpose of expediting the checking and packaging of the Underwriters' Securities, such Underwriters' Securities shall be available for inspection by the Manager not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date (as hereinafter defined). The time and date of such payment and delivery with respect to the Firm Securities is herein referred to as the "First Closing Date", and with respect to the Optional Securities, if any, is herein referred to as the "Second Closing Date," which may be the First Closing Date (the First Closing Date and the Second Closing Date, if any, being sometimes referred to herein as a "Closing Date").


                                      VI.

          The several obligations of the Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities on the Second Closing Date are subject to the following conditions:

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               (a)  The representations and warranties of the Company contained herein shall be true and correct in all material respects on such Closing Date, and the Company shall have complied with its agreements hereunder.

               (b) The Prospectus as amended or supplemented in relation to the Underwriters' Securities shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Act. No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters' satisfaction; and there shall have been no material adverse change in the condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or in the earnings or business affairs of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, from that set forth in the Registration Statement and the Prospectus.

               (c) The Company shall have furnished to the Manager, on such Closing Date, a certificate, dated as of such Closing Date, of an authorized executive officer of the Company stating that:

               (i) The representations, warranties and agreements of the Company herein are true and correct in all material respects as of such Closing Date; the Company has complied in all material respects with its agreements contained herein; and the conditions set forth in clause (b) above have been fulfilled; and

              (ii) Such officer has carefully examined the Registration Statement and Prospectus and, in such officer's opinion, (A) as of the date of the Prospectus, (1) the Registration Statement did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) the Prospectus did not include an untrue statement of a material fact or omit

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     to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) since the date of the Prospectus, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

               (d) The Manager shall have received, on such Closing Date, an opinion of the counsel for the Company, dated as of such Closing Date, in substantially the form set forth as Exhibit A.

               (e) The Manager shall have received, on such Closing Date, an opinion of the counsel for the Underwriters, dated as of such Closing Date, in substantially the form set forth as Exhibit B and Exhibit C.

               (f) The Manager shall have received, on such Closing Date, a letter dated as of such Closing Date, in form and substance satisfactory to the Manager, from Arthur Andersen & Co., independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus and with respect to certain changes since the date of such financial statements and financial information.

               (g)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affect-

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ing the general affairs management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is, in the sole judgment of the Manager, so material and adverse that proceeding with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented would be impracticable.

               (h) On or after the date of the Pricing Agreement relating to the Offered Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of possible downgrading, of such rating) and (ii) no suspension or material limitation on trading in securities generally on the New York Stock Exchange or of any securities of the Company on any exchange or in the over-the-counter market shall have occurred.


                                      VII.


          In further consideration of the agreements of the Underwriters contained in this Agreement, the Company covenants as follows:

               (a) To furnish the Manager, without charge, as many copies of the Registration Statement, only one of which need include exhibits and materials, if any, incorporated by reference therein, as the Manager may reasonably request and, during the period mentioned in clause (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as the Manager may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement with respect

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to the Registration Statement or Prospectus shall include all documents filed by the Company with the Commission subsequent to the date of the Basic Prospectus, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), which are deemed to be incorporated by reference in the Prospectus.

               (b) To prepare the Prospectus, as amended and supplemented, in relation to the applicable Offered Securities in the form approved by the Manager and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second day following the execution and delivery of the Underwriting Agreement relating to the applicable Offered Securities, and before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to promptly advise and furnish the Manager with a copy of each such proposed amendment or supplement.

               (c) If, during such period after the commencement of the public offering of the Offered Securities that counsel for the Underwriters is of the opinion that the Prospectus is required by law to be delivered with respect thereto, any event shall occur as a result of which the Prospectus as then amended or supplemented would, in the opinion of Underwriters' counsel, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, or if, in the opinion of Underwriters' counsel, it is necessary to amend or supplement the Prospectus to comply with law, forthwith at the Company's own expense, to amend or to supplement the Prospectus and to furnish such amendment or supplement to the Underwriters, so as to correct such statement or omission or effect such compliance.

               (d) Endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Manager may designate.

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               (e)  To make generally available to the Company's security holders as soon as practicable, but no later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement, which shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations thereunder.

               (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the earlier of (i) the date of notice to the Company by the Manager of the termination of trading restrictions, if any, with respect to the Offered Securities imposed by any agreement among Underwriters or (ii) the applicable Closing Date, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company substantially similar to the Offered Securities or Securities convertible into or exercisable or exchangeable for securities of the Company which are substantially similar to the Offered Securities (except issuances upon the conversion of securities or the exercise of warrants outstanding on the date of the Underwriting Agreement), without the prior written consent of the Manager.

               (g) To advise the Manager promptly (i) when any post-effective amendment to the Registration Statement relating to or covering the Offered Securities becomes effective, (ii) of any request or proposed request by the Commission for an amendment or supplement to the Registration Statement or to any Prospectus (insofar as the amendment or supplement relates to or covers the Offered Securities), (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to any Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in any Prospectus (insofar as any such issuance or challenge relates to or covers the Offered Securities), (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and
(v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or any

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Prospectus or which requires the making of a change in the Registration
Statement or any Prospectus in order to make any material statement therein not misleading (insofar as the Registration Statement or Prospectus relates to or covers the Offered Securities).

               (h) If, during the period referred to in clause (c) above, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time.

               (i) To pay the costs of printing this Agreement and the Delayed Delivery Contracts, if any, the fees paid to rating agencies in connection with the rating of the Securities, including the Offered Securities, and all other costs and expenses incident to the performance of the Company's obligations under this Agreement; provided that, except as provided otherwise herein, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Offered Securities which they may sell, the expenses incident to the performance of the Company's obligations under this Agreement, and the expenses of advertising any offering of the Offered Securities made by the Underwriters.

               (j) Until the termination of the offering of the Offered Securities, to file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act in a timely manner.


                                      VIII.


          The Company represents and warrants to each Underwriter as follows:

               (a) The Registration Statement has become effective; (ii) each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with such Act and the applicable rules and regulations thereunder and, except as otherwise disclosed to the Manager, no order directed

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to any document incorporated by reference in the Prospectus has been issued,
(iii) each part of the Registration Statement (including the documents incorporated by reference therein), filed with the Commission pursuant to the Act relating to the Securities, when such part became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) each preliminary prospectus, if any, filed pursuant to Rule 424 under the Act complied when so filed in all material respects with such Act and the applicable rules and regulations thereunder, (v) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the applicable rules and regulations thereunder, (vi) (1) the Registration Statement does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(2) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that these representations and warranties do not apply to statements or omissions in the Registration Statement, any preliminary prospectus or the Prospectus based upon information furnished to the Company in writing by any Underwriter through the Manager expressly for use therein.

               (b) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any state-

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ments or omissions made in reliance upon and in conformity with information furnished to the Company by an Underwriter of Offered Securities directly or through the Manager expressly for use in the Prospectus as amended or supplemented relating to such Securities;

               (c) Neither the Company nor any of its subsidiaries is in violation of its corporate charter or by-laws or in default under any agreement, indenture, mortgage, lease, note or instrument, which violation or default would have a material adverse effect on the assets, operations, condition (financial and otherwise) or the prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); the execution, delivery and performance of this Agreement, the Deposit Agreement, if any, and any Delayed Delivery Contracts and compliance by the Company with the provisions of the Offered Securities will not (1) conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their respective properties or (2) have a Material Adverse Effect; and except as required by the Act, the Exchange Act and applicable state securities or Blue Sky laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement, the Deposit Agreement, if any, or the Delayed Delivery Contracts, if any.

               (d) Except as described in or contemplated by the Registration Statement and the Prospectus, since the dates as of which information is given in the Registration Statement and the Prospectus, no Material Adverse Effect has occurred.

               (e) Each of the accountants whose reports are incorporated by reference in the Prospectus are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

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               (f)  On the applicable Closing Date, (i) the Offered Securities will have been validly authorized and, upon payment therefor as provided in this Agreement, will be validly issued and fully paid and nonassessable and will have the rights set forth in the Company's Restated Certificate of Incorporation, including the applicable certificate of designation filed under Section 502 of the Business Corporation Law of the State of New York and which will have been timely filed, (ii) the Deposit Agreement in respect of the Depositary Shares, if any, will have been validly authorized, executed and delivered and will constitute, a legally binding obligation of the Company, (iii) the Delayed Delivery Contracts, if any, will have been validly authorized, executed and delivered and will constitute legally binding obligations of the Company, and
(iv) the Offered Securities and the Deposit Agreement, if any, will conform to the descriptions thereof contained in the Prospectus.

               (g) The Company and each of its subsidiaries have been duly incorporated, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective business requires such qualification and where the failure to be so qualified would have a Material Adverse Effect, and have the corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

               (h) Except as described in each Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which might result in any Material Adverse Effect or which is required to be disclosed in the Registration Statement.

               (i) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of

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such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Company by an Underwriter of Offered Securities directly or through the Manager expressly for use in the Prospectus as amended or supplemented relating to such Securities.

               (j) The audited financial statements filed as part of or incorporated by reference in the Registration Statement or Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present fairly, at all times during the period specified in clause (c) of
Article VII hereof, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in clause (c) of
Article VII hereof, prepared in conformity with generally accepted accounting principles.

               (k) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder, or which were required to be

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filed as exhibits to any document incorporated by reference in any Prospectus by the Exchange Act or the rules and regulations thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by such rules and regulations.


                                       IX.


          The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus as amended or supplemented (if used within the period set forth in clause (c) of Article VII hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by any Underwriter through the Manager expressly for use therein; provided, however, that the foregoing indemnity with respect to preliminary prospectuses shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities if such untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus (excluding documents incorporated by reference) has not been furnished to such person at or prior to the written confirmation of the sale of such Offered Securities to such person.

          Each Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who

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sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information furnished in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus as amended or supplemented.

          If any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding; any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Manager in the case of parties indemnified pursuant to the second preceding paragraph and by the Company in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          If the indemnification provided for in this Article IX is unavailable to an indemnified party underthe second or third paragraphs hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other in connection with the offering of the Offered Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters in respect thereof. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article IX were determined by pro rata allocation or by any other method of allocation which does not take account of the consideration referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Article IX, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten and distributed to the public by such Underwriter were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Article IX are several, in proportion to the respective number of Offered Securities purchased by each of such Underwriters, and not joint.

          The indemnity and contribution agreements contained in this Article IX and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.


                                      X.

          This Agreement shall be subject to termination in the absolute discretion of the Manager, by notice given to the Company, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) trading in the common stock of the Company has been suspended, (iii) a general moratorium on commercial banking activities in the State of New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Manager, impracticable to proceed with the public offering or delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.


                                       XI.


          If any one or more of the Underwriters shall fail or refuse to purchase Offered Securities which it or they have agreed to purchase hereunder, and the aggregate number of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Underwriters' Securities, the other Underwriters shall be obligated severally in the proportions which the number of Offered Securities set forth opposite their names in the Underwriting Agreement bear to the aggregate number of Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase; provided that in no event shall the number of Offered Securities which any Underwriter has agreed to purchase pursuant to the Underwriting Agreement be increased pursuant to this paragraph in excess of one-ninth of such number of Offered Securities without the written consent of such Underwriter. In any such case either the Manager or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate number of Offered Securities, with respect to which such default occurs is more than one-tenth of the aggregate number of the Underwriters' Securities, and arrangements satisfactory to the Manager and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or of the Company. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                                      XII.


          The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Manager as se forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Article IX hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Manager upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement, with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Offered Securities.

          This Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed the __ day of _________, 1994.



                              INTERNATIONAL PAPER COMPANY



                              By: ________________________
                                  Name:
                                  Title:
[Seal]

Attest:


______________________________
Name:
Title:

                                                                       EXHIBIT A


                [FORM OF OPINION OF THE ASSOCIATE GENERAL COUNSEL
                                 OF THE COMPANY]




                                                               ___________, 199_



Underwriters, c/o]
[Name and Address of Manager]


Gentlemen:

          This opinion is furnished pursuant to Paragraph (d) of Article VI of the Underwriting Agreement Standard Provisions (Preferred Stock) incorporated by reference in the Underwriting Agreement dated _____________, 199__ (the "Underwriting Agreement") between you, as representative of the several underwriters (the "Underwriters") named therein, and International Paper Company, a New York corporation (the "Company"), relating to the sale by the Company and the purchase by the Underwriters, severally, of ______ [shares] [_____ depositary shares (the "Depositary Shares") evidenced by depositary receipts (the "Receipts") issued pursuant to the Deposit Agreement (the "Deposit Agreement") dated as of _______ __, 199_, among the Company, ______, as Depositary, and the holders from time to time of Receipts, each Depositary Share representing _____ of a share] of [specify designation] Serial Preferred Stock, $1.00 par value per share (the "Preferred Stock") of the Company. Capitalized terms used but not defined in this letter are defined in the Underwriting Agreement and are used herein with the same meanings as ascribed to them in the Underwriting Agreement.

[Underwriters, c/o]
[Date]
Page 2

          I have examined an executed copy of the Underwriting Agreement, [the Deposit Agreement] [and of certain delayed delivery contracts substantially in the form of Schedule I attached to the Underwriting Agreement (the "Delayed Delivery Contracts"),] and a certified copy of the Restated Certificate of Incorporation of the Company, including the applicable certificate of designation (the "Certificate of Designation"). I have examined originals or copies, certified or otherwise identified to my satisfaction, of such other documents, corporate records, certificates of public officials and other instruments as I have deemed necessary or advisable for the purpose of rendering this opinion, including those relating to the authorization, execution and delivery by the Company of the Underwriting Agreement, [the Deposit Agreement] [and any Delayed Delivery Contracts], and the authorization, issuance and sale of the Securities by the Company.

          I have participated in the preparation of the Company's registration statement on Form S-3 (File No. 33-____) [and any amendment thereto] (including documents incorporated by reference in the prospectus included therein (the "Incorporated Documents")) filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"). In addition, I have reviewed evidence that the registration statement [as amended] was declared effective under the Act. The registration statement (including the Incorporated Documents) as amended to the date of the Underwriting Agreement is hereinafter referred to as the "Registration Statement," and the prospectus included in the Registration Statement as supplemented by the prospectus supplement specifically relating to the Securities is hereinafter referred to as the "Prospectus".

          Based on the foregoing, I am of the opinion that:

                    (i) the Company has been duly incorporated, is validly existing and in good standing under the laws of its jurisdiction of incorporation, with power and authority (corpo-

[Underwriters, c/o]
[Date]
Page 3


     rate and other) to own its properties and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its businesses requires such qualification and where the failure to be so qualified would result in a material adverse effect on the financial condition or operation or prospects of the Company and its subsidiaries taken as a whole;

                    (ii) the Securities have been duly authorized, and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, [or by institutional investors, if any, pursuant to Delayed Delivery Contracts], will be validly issued, fully paid and nonassessable and will have the rights set forth in the Company's Restated Certificate of Incorporation, including the Certificate of Designation;

                    (iii) the Certificate of Designations has been filed with the Secretary of State of the State of New York in accordance with New York Business Corporation Law;

                    (iv) the Underwriting Agreement has been validly authorized, executed and delivered by the Company and constitutes a legally binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, except as rights to indemnity thereunder may be limited under applicable law;

                    (v) [the Delayed Delivery Contracts, if any, have been validly authorized, executed and delivered by the Company and con-

[Underwriters, c/o]
[Date]
Page 4


     stitute legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;]

                    (vi) [the Deposit Agreement has been validly authorized, executed and delivered by the Company and constitutes a legally binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;]

                    (vii) the execution and delivery and performance of [the Deposit Agreement,] [any Delayed Delivery Contracts and the] Underwriting Agreement by the Company and sale of the Offered Securities as provided in the Underwriting Agreement will not contravene any provision of applicable law or the Company's Restated Certificate of Incorporation or By-laws or, to my knowledge after reasonably inquiry, any agreement, indenture or instrument binding upon the Company, and no consent, approval or authorization of any governmental agency or authority (other than in connection or in compliance with the provisions of any state securities or Blue Sky laws, as to which I express no opinion) is required for the performance by the Company of the Underwriting Agreement;

                    (viii) [the [shares of common stock, par value $1.00 per share (the "Common Stock"),] [or set forth title of other securities issuable upon conversion] of the Company issuable upon [conversion] [exchange] of the Offered Securities in accordance with the terms thereof have been duly authorized and reserved for issuance upon

[Underwriters, c/o]
[Date]
Page 5

     such [conversion] [exchange], and, when issued and delivered upon such [conversion] [exchange], will be duly authorized and validly issued and will be fully paid and non-assessable; the stockholders of the Company have no preemptive rights with respect to such [Common Stock] issuable upon [conversion] [exchange] of such Offerred Securities; and such [shares of Common Stock] conform on all material respects to the description of the [Common Stock] contained in the Registration Statement and the Prospectus];

                    (ix)  I do not know of any litigation or any
     governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of the Underwriting Agreement or is required to be disclosed in the Registration Statement or Prospectus which is not disclosed and correctly summarized therein;

                    (x) to the best of my knowledge, neither the Company nor its subsidiaries are in violation in any material respect of their corporate charters or by-laws, or in default in any material respect under any agreement, indenture or instrument material to the Company and its subsidiaries taken as a whole;

                    (xi) the Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the sale of the Offered Securities (other than the financial statements and related schedules therein, as to which I express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and I do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or

[Underwriters, c/o]
[Date]
Page 6

     required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; and

                    (xii) documents incorporated by reference in the Registration Statement and the Prospectus, when filed, complied, when so filed, as to form in all material respects with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Commission thereunder.

          I have not conducted any independent investigation with regard to the information set forth in the Registration Statement or Prospectus (except for any investigation which I deemed necessary to render the opinions set forth previously in this letter). I have, however, participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, your representatives and representatives of Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters, at which the contents of the Registration Statement and Prospectus, including the documents incorporated by reference therein, and related matters were discussed. On the basis of the foregoing, I advise you that I have no reason to believe that (except for the financial statements therein, as to which I express no opinion) the Registration Statement, the Prospectus and documents incorporated by reference in the Registration Statement on the date of the Underwriting Agreement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for the financial statements therein, as to which I express no opinion) as of the date hereof contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

[Underwriters, c/o]
[Date]
Page 7


          I note that the availability of specific enforcement, injunctive relief or any equitable remedy is subject to the discretion of the court before which any proceedings therefor may be brought and that certain courts may enforce the rights of a holder of the Offered Securities only in circumstances and in a manner in which it is equitable and commercially reasonable to do so.

                                        Very truly yours,

                                                                       EXHIBIT B


              [FORM OF OPINION OF THE COUNSEL FOR THE UNDERWRITERS]



                                                  __________, 199_



[Name of Manager
and the other Several Underwriters
named in the Underwriting Agreement]
[Address]

Dear Sirs:

          In connection with the several purchases today by you and the other Underwriters named in the Underwriting Agreement, dated ____________, 199_ (the "Underwriting Agreement"), between International Paper Company, a New York corporation (the "Company"), and you, as Manager of the several Underwriters named therein (the "Underwriters"), of _______________ [shares] [depositary shares ("Depositary Shares") evidenced by depositary receipts (the "Receipts") issued pursuant to the Deposit Agreement (the "Deposit Agreement") dated as of ______, 199_ among the Company, __________, as Depositary (the "Depositary"), and the holders from time to time of the Receipts, each Depositary Share representing ___ of one share] of the Company's [specify designation] Serial Preferred Stock, $1.00 par value per share ___________ (the "Offered Securities"), we, as counsel for the several Underwriters, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, we advise you that, in our opinion:

          1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of New York.

          2. The Offered Securities (other than Contract Securities) have been duly authorized, issued and delivered; [the Contract Securities (when duly issued and delivered to, and paid for by, the respective purchasers thereof under the Delayed Delivery Contracts), constitute valid and legally binding obligations of the

[Underwriters, c/o]
[Date]
Page 2

Company, enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.]

          3. [Each of the Deposit Agreement and] The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          In rendering our opinion, we have, with your approval, relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed [that the Deposit Agreement has been duly authorized, executed and delivered by the Depositary], that the Offered Securities conform to the specimen thereof examined by us, and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

                                   Very truly yours,

                                                                       EXHIBIT C

                                                       __________, 199__


[Name of Manager
and the other several Underwriters
named in the Underwriting Agreement]
[Address]

Dear Sirs:

This is with reference to the registration under the Securities Act of 1933 (the "Act") of __________ [shares] [depositary shares ("Depositary Shares") evidenced by depositary receipts ("Receipts") issued pursuant to the Deposit Agreement (the "Deposit Agreement") dated as of ______, 199_ among the Company, ______, as Depositary, and the holders from time to time of the Receipts, each Depositary Share representing _____ of a share] of [specify designation] Serial Preferred Stock, $1.00 par value per share (the "Offered Securities"), of International Paper Company (the "Company"). The Registration Statement was filed on Form S-3 under the Act, and accordingly the Registration Statement and the Prospectus dated __________, 199_, filed pursuant to Rule 424(b) under the Act (the "Prospectus"), do not necessarily contain a current description of the Company's business and affairs since, pursuant to that Form, the Registration Statement and the Prospectus incorporate by reference certain documents filed with the Securities and Exchange Commission (the "Commission") which contain information as of various dates. When the Registration Statement was declared effective by the Commission, the form of prospectus included therein omitted certain information in reliance upon Rule 430 under the Act. Such information is contained in the Prospectus and, as provided in Rule 430A, is deemed to be a part of the Registration Statement as of the time it was declared effective.

          In accordance with our understanding with you as to the scope of our services under the circumstances applicable to the offering of the Offered Securities, we reviewed the Registration Statement and the Prospectus, participated in discussions with your representatives and those of the Company, its counsel and its accountants, and advised you as to the requirements of the Act and the applicable rules and regulations thereunder. On the basis of the information that we gained in the course of

[Underwriters, c/o]
[Date]
Page 2

the performance of the services referred to above, considered in the light of our understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience we have gained through our practice under the Act, we advised you and now confirm that, in our opinion, the Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive, in all material respects, to the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Further, nothing that came to our attention in the course of such review has caused us to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, on the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions _______________ and ______________ in the Prospectus insofar as they relate to provisions of documents therein described. Also, we do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus.

          This letter is furnished by us as counsel for the several Underwriters to you as Manager of the several Underwriters and is solely for the benefit of the several Underwriters.

                                        Very truly yours,

                             UNDERWRITING AGREEMENT



                                             _________, 199___



International Paper Company
Two Manhattanville Road
Purchase, New York  10577


Dear Sirs:

          We understand that International Paper Company, a New York corporation (the "Company"), proposes to issue and sell ________ [shares] [depositary shares ("Depositary Shares") evidenced by depositary receipts ("Receipts") issued pursuant to the Deposit Agreement (the "Deposit Agreement") dated as of _______ __, 199_, among the Company, _______, as Depositary (the "Depositary"), and the holders from time to time of Receipts, each Depositary Share representing _______ of a share] of [specify designation] Preferred Stock, $1.00 par value per share (the "Offered Securities"), of the Company. Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and ______________________[, on behalf of the several Underwriters named in Schedule A hereto and for their respective accounts] (the "Underwriters") agree to purchase the Offered Securities on the following terms:

          Title:

          [Date of Board Resolution and Committees thereof, if any, Establishing the Offered Securities: ______, 199__]

          Number of Firm Securities:

          Maximum Number of Optional Securities:

          Dividend Rate:

          Dividend Payment Dates:

          Dividend Rights:  [Non-]cumulative, [deferred]

          Voting Rights:

[Underwriters, c/o]
[Date]
Page 2

          Redemption Provisions:

          Liquidation Rights:

          Pre-emptive, Exchange or Conversion Rights:

          Sinking Fund:

          [Terms of Depositary Shares]:

          [Other Terms]

          Delayed Delivery Contracts: [None] [Delivery Date[s] shall be ___________, 199__. Underwriters' fee is $_____ per share of the Contract Securities.]

          Purchase Price: $____ per share plus accrued dividends[, if any,] from ______, 199__.

          Expected Reoffering Price: $___ per share, subject to change by the undersigned.

          Closing: [10:00] A.M., New York City time, on _________, 199__, at [Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York,] in New York Clearing House or similar next day funds. (1)

          (1) Underwriter[s']['s] Compensation: $______, payable to the [Manager[s] for the proportionate accounts of the] Underwriter[s] on the Closing Date. (1)

          [Name[s] and Address[es] of Representative[s]:]

          The respective numbers of shares of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

          [IF APPROPRIATE, INSERT--It is understood that we may, with your consent, amend this offer to add addi-

- -----------------------
(1) Include if purchase is at public offering price and compensation is payable separately.

[Underwriters, c/o]
[Date]
Page 3

tional Underwriters and reduce the number of shares to be purchased by the Underwriters listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters.]


          All the provisions contained in the document entitled International Paper Company Underwriting Agreement Standard Provisions (Preferred Stock), a copy of which you have previously received, except to the extent otherwise provided herein, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein.

[Underwriters, c/o]
[Date]
Page 4

          Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below and returning the signed copy to us by telecopy.

                                        Very truly yours,


                                        [Insert name(s) of Manager(s) or
                                        Underwriters] [On behalf of --
                                        themselves -- itself -- and as
                                        Manager(s) of the Several] [As]
                                        Underwriter(s)



                                        By:___________________________________
                                        Title:



Accepted as of the date hereof:

INTERNATIONAL PAPER COMPANY


By:___________________________
Title:

[Underwriters, c/o]
[Date]
Page 5

                            SCHEDULE A

                                               Number of
          Underwriter                             Shares
          -----------                             ------


- -----------------------------                     -------


                         Total
                                                  -------
                                                  -------

                                                                      SCHEDULE I



                            DELAYED DELIVERY CONTRACT



                                                       ________ __, 199_



International Paper Company
Two Manhattanville Road
Purchase, New York  10577

Attention:_______________

Gentlemen:

          The undersigned hereby agrees to purchase from International Paper Company, a New York corporation (the "Company"), and the Company agrees to sell to the undersigned, [IF ONE DELAYED CLOSING, INSERT -- as of the date hereof, for delivery on ________, 199_ (the "Delivery Date"),]

                                __________ shares

of the Company's [INSERT TITLE OF SECURITIES] (the "Securities"), offered by the Company's Prospectus dated ________, 199_ and a Prospectus Supplement dated ____________, 199_ relating thereto, receipt of copies of which is hereby acknowledged, at $___ per share plus accrued dividends, if any, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

          [IF TWO OR MORE DELAYED CLOSINGS, INSERT THE FOLLOWING:

          The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:

     Delivery Date                 Number of Shares
     -------------                 ----------------

     _____________                 ________________

     _____________                 ________________


Each of such delivery dates is hereinafter referred to as a "Delivery Date."]

          Payment for the Securities that the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by wire transfer or by certified or official bank check in New York Clearing House or similar next day funds at the office of _________________ at _____ A.M., New York City time, on [the] [such] Delivery Date upon delivery to the undersigned of the Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic or such other electronic communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

          It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at [the] [such] Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

          Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

          This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                        Yours very truly,



                                        _______________________________________
                                             (Name of Purchaser)


                                        By:____________________________________
                                             (Authorized Signature)

                                           Name:
                                           Title:

                                           ____________________________________
                                             (Address of Purchaser)

Accepted, as of the above date.

INTERNATIONAL PAPER COMPANY



     By:______________________
        Name:
        Title:

                                        3